                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The person whose signature appears below hereby appoints Daniel M. Sandberg and Patrick B. Carey, and each of them, as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by Hayes Wheels International, Inc. (the "Company") with the United States Securities and Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Form 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.

                                          /s/ CLEVELAND A. CHRISTOPHE

                                          --------------------------------------
                                          Cleveland A. Christophe

Dated: April 23, 1997

                               POWER OF ATTORNEY

     The person whose signature appears below hereby appoints Patrick B. Carey and Patrick C. Cauley, and each of them, as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by Hayes Lemmerz International, Inc. (the "Company") with the United States Securities and Exchange Commission (the "SEC"), and any amendments thereto; (2)any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Form 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.

                                          /s/ ANTHONY GRILLO

                                          --------------------------------------
                                          Anthony Grillo

Dated: April 13, 1999

                               POWER OF ATTORNEY

     The person whose signature appears below hereby appoints Daniel M. Sandberg and Patrick B. Carey, and each of them, as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by Hayes Wheels International, Inc. (the "Company") with the United States Securities and Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Form 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.

                                          /s/ ANDREW R. HEYER

                                          --------------------------------------
                                          Andrew R. Heyer

Dated: April 23, 1997

                               POWER OF ATTORNEY

     The person whose signature appears below hereby appoints Daniel M. Sandberg and Patrick B. Carey, and each of them, as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by Hayes Wheels International, Inc. (the "Company") with the United States Securities and Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Form 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act. This Power of Attorney shall be effective only upon the consummation and closing of the transactions contemplated by the Purchase Agreement, dated June 6, 1997, among the Company, Cromodora Wheels S.p.A., Lemmerz Holding GmbH ("Lemmerz") and the shareholders of Lemmerz.

                                          /s/ HORST KUKWA-LEMMERZ

                                          --------------------------------------
                                          Horst Kukwa-Lemmerz

Dated: June 30, 1997

                               POWER OF ATTORNEY

     The person whose signature appears below hereby appoints Daniel M. Sandberg and Patrick B. Carey, and each of them, as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by Hayes Wheels International, Inc. (the "Company") with the United States Securities and Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Form 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.

                                          /s/ PAUL S. LEVY

                                          --------------------------------------
                                          Paul S. Levy

Dated: April 23, 1997

                               POWER OF ATTORNEY

     The person whose signature appears below hereby appoints Daniel M. Sandberg and Patrick B. Carey, and each of them, as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by Hayes Wheels International, Inc. (the "Company") with the United States Securities and Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Form 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.

                                          /s/ JEFFREY C. LIGHTCAP

                                          --------------------------------------
                                          Jeffrey C. Lightcap

Dated: October 24, 1997

                               POWER OF ATTORNEY

     The person whose signature appears below hereby appoints Daniel M. Sandberg and Patrick B. Carey, and each of them, as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by Hayes Wheels International, Inc. (the "Company") with the United States Securities and Exchange Commission (the "SEC"), and any amendments thereto; (2)any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Form 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act. This Power of Attorney shall be effective only upon the consummation and closing of the transaction contemplated by the Purchase Agreement, dated June 6, 1997, among the Company, Cromodora Wheels S.p.A., Lemmerz Holding GmbH ("Lemmerz") and the shareholders of Lemmerz.

                                          /s/ WIENAND MEILICKE

                                          --------------------------------------
                                          Wienand Meilicke

Dated: June 30, 1997

                               POWER OF ATTORNEY

     The person whose signature appears below hereby appoints Daniel M. Sandberg and Patrick B. Carey, and each of them, as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by Hayes Wheels International, Inc. (the "Company") with the United States Securities and Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Form 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.

                                          /s/ JOHN S. RODEWIG

                                          --------------------------------------
                                          John S. Rodewig

Dated: April 23, 1997

                               POWER OF ATTORNEY

     The person whose signature appears below hereby appoints Patrick B. Carey and Patrick C. Cauley, and each of them, as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by Hayes Lemmerz International, Inc. (the "Company") with the United States Securities and Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Form 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.

                                          /s/ RAY H. WITT

                                          --------------------------------------
                                          Ray H. Witt

Dated: April 13, 1999

                               POWER OF ATTORNEY

     The person whose signature appears below hereby appoints Daniel M. Sandberg and Patrick B. Carey, and each of them, as his true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to execute and deliver on behalf of the undersigned: (1) any Annual Reports on Form 10-K required to be filed by Hayes Wheels International, Inc. (the "Company") with the United States Securities and Exchange Commission (the "SEC"), and any amendments thereto; (2) any reports required to be filed with the SEC by the undersigned pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), respecting transactions involving the equity securities of the Company, including without limitation reports on Form 3, 4 and 5 (and any amendments thereto); and (3) any reports of the undersigned to the SEC on Form 144 promulgated pursuant to the Securities Act of 1933, as amended, respecting sales of the Company's equity securities. This Power of Attorney shall grant to the aforesaid persons the power to file any or all of the foregoing reports with the SEC and generally to do anything else necessary or proper in connection therewith. The authority of the aforesaid persons under this Power of Attorney shall continue until the undersigned is no longer a director of the Company or until otherwise revoked in writing. The undersigned acknowledges that the aforesaid persons are not assuming any of the undersigned's responsibilities to comply with Section 16 of the 1934 Act.

                                          /s/ DAVID Y. YING

                                          --------------------------------------
                                          David Y. Ying

Dated: June 30, 1997